UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2026
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (812) 464-1294
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2026, Old National Bancorp (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four matters, each of which is described more fully in the proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 2, 2026. A total of 357,216,538 shares of the Company’s outstanding common stock were present in person or by proxy at the Annual Meeting, representing approximately 92.5% of the Company’s total outstanding shares of common stock entitled to vote as of March 20, 2026, the record date for the Annual Meeting.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter submitted to a vote at the Annual Meeting are set forth below.

Item 1 – Election of Directors. All of the nominees for election to the Company’s Board of Directors were elected upon the following votes, to serve for a one-year term expiring at the Company’s 2027 annual meeting of shareholders and until their successors are elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Barbara A. Boigegrain	330,560,142	3,808,333	22,848,063
Thomas L. Brown	332,801,566	1,566,909	22,848,063
Kathryn J. Hayley	331,779,204	2,589,271	22,848,063
Peter J. Henseler	332,710,151	1,658,324	22,848,063
Daniel S. Hermann	325,803,851	8,564,624	22,848,063
Ryan C. Kitchell	329,882,656	4,485,819	22,848,063
Daniel C. Reardon	332,187,226	2,181,249	22,848,063
James C. Ryan, III	330,352,036	4,016,439	22,848,063
Thomas E. Salmon	333,719,522	648,953	22,848,063
Michael J. Small	332,772,929	1,595,546	22,848,063
Derrick J. Stewart	330,340,731	4,027,744	22,848,063
Katherine E. White	330,510,476	3,857,999	22,848,063

Item 2 – Advisory Proposal on the Compensation of Our Named Executive Officers. The non-binding advisory proposal on the compensation paid to our named executive officers was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
319,063,115	9,990,057	5,315,303	22,848,063

Item 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified upon the following votes:

For	Against	Abstentions
356,245,176	772,981	198,381

Item 4 – Approval of the Company’s 2026 Equity Compensation Plan. The Company’s 2026 Equity Compensation Plan was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
319,941,218	9,953,067	4,474,190	22,848,063

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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